Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Strive U.S. Semiconductor ETF (SHOC)
(the “Fund”)
(a series of EA Series Trust)

Listed on New York Stock Exchange

March 7, 2024

Supplement to the Fund’s Summary Prospectus, dated November 30, 2023 (as amended January 9, 2024)
and to the Fund’s Prospectus and Statement of Additional Information (“SAI”),
dated November 30, 2023 (as previously supplemented)

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus, and SAI, be retained for future reference, and is in addition to any existing Fund Supplement(s).
The following changes will take effect for the Fund on or about March 21, 2024.
The Fund’s Index will change from the Solactive United States Semiconductors 30 Capped Index to the Bloomberg US Listed Semiconductors Select Index. In connection with this change, all references to the Fund’s Index are changed to the Bloomberg US Listed Semiconductors Select Index.
The first five paragraphs of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” shall be deleted and replaced with the following:
The Fund seeks to track the investment results of the Bloomberg US Listed Semiconductors Select Index (the “Index”), which measures the performance of the top 30 U.S.-listed semiconductor companies. The Index is designed by Bloomberg Index Services Limited (the “Index Provider”) to consist of U.S.-listed equity securities of companies that have been classified by the Index Provider as providing exposure to the semiconductor sector.
Index Eligibility Process
Semiconductor Universe Creation
The Index Provider determines eligible semiconductor companies based on a multistep process which is constructed to utilize both analyst expertise and data analytics. The process begins with the generation of a preliminary list of companies by Bloomberg Intelligence (an affiliate of the Index Provider) (“BI”) analysts and a list of key terms associated with semiconductor companies. Next, using search tools that employ Natural Language Processing capabilities, publicly available company documents are scraped for occurrences associated with the key terms related to semiconductor companies. This process also utilizes methods for synonym-matching to reduce variability in frequency counts due to corporate communication styles. Documents scraped include, but are not limited to, company filings, investor presentations, quarterly earnings reports, earnings call transcripts, press releases, news articles or media coverage. Companies identified using this process constitute the Index universe of semiconductor companies.
Relevancy Assessment
In addition, BI analysts reviews the identified universe of semiconductor companies to inform a BI view on each company’s current, and potential near-term, relevancy to the semiconductor theme across two categories — revenue exposure (“Revenue Score”) and theme exposure (“Theme Score”). All semiconductor companies are assigned a Revenue Score and a Theme Score ranging from 1 (most exposed) to 3 (least exposed) (each as further described below).
The Revenue Score reflects BI’s view of near-term (3 to 5 year) revenue exposure of each semiconductor company to the semiconductor theme as a percent of the company’s total revenue. BI analysts leverage publicly available company data such as financial disclosures, and where necessary other available research, to assess a semiconductor company’s Revenue Score. An Revenue Score of 1 reflects BI’s assessment of a company being more than 50% of revenue tied to the theme, 2 means 20-50%, and 3 means less than 20%.

Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
The Theme Score aims to capture a view on a semiconductor company’s positioning and ability to execute within the competitive landscape of the semiconductor theme. BI analysts consider a series of data points to inform a perspective on relevant issues such as a company’s ability to ramp production, relevant capital allocation trends, and access to capital. Quantitative operational data is used, but BI’s assessment of other publicly availability data and industry knowledge is also used. Companies are assessed on a scale of 1 (high theme relevancy) to 3 (lower theme relevancy).
To be eligible for inclusion in the Index, a semiconductor company must i) have either a Revenue Score of 1 or a Theme Score of 1; and ii) have a combined Revenue Score and Theme Score that ranges from 2 to 4.
Further, for inclusion in the Index, companies that are identified as part of the universe described above must be listed on a U.S. exchange, and a security’s country of risk (i.e., an assessment of based on the location from which the majority of its revenue comes and its reporting currency) and country of domicile (i.e., where a company’s senior management is located) must not be classified as China, Taiwan, or Hong Kong.
Index Selection Process
All securities that satisfy the Index Eligibility Process described above are eligible for inclusion in the Index. Each eligible security’s free float market capitalization (i.e., market capitalization based on the number of shares available to the public) is adjusted by its Revenue Score to determine the security’s modified market capitalization (“Modified Market Cap”). The top 30 securities by Modified Market Cap are selected for inclusion in the Index.
Index Weighting
Index constituents are weighted using each constituent’s Modified Market Cap (i.e., constituents with a Revenue Score of 1 are included in the Index at its full free float adjusted market capitalization weight; constituents with a Revenue Score of 2 are included at half of its free float adjusted market capitalization weight; and constituents with a Revenue Score of 3 are included at one-third of its free float adjusted market capitalization weight). Constituents’ weights are then capped such that no constituent’s weight exceeds 22.5% and the cumulative weight of all constituents with weight greater than 4.5% does not exceed 45%. Any excess weight from capping is distributed proportionally to all the remaining uncapped constituents until the weighting conditions are satisfied. The weight of one or more securities in the Index may exceed these limits due to fluctuations in market value, corporate actions, or other events that change the Index composition between quarterly rebalance dates.
The Index was established in 2024 and is owned and maintained by the Index Provider.
The Index includes large- and mid-capitalization companies, and it is anticipated that the Fund’s holdings will be comprised primarily of large-capitalization companies.
Substantially all of the Index is expected to be represented by securities of companies in the semiconductor sector. Such companies generally include semiconductor manufacturers and suppliers of materials that are used by semiconductor companies. The components of the Index are likely to change over time. The Index is calculated as a total return index in U.S. dollars. The Index is normally reconstituted on a quarterly basis in March, June, September, and December.
The section of the Summary Prospectus and Prospectus entitled “Principal Risks” shall be amended to include the following principal investment risk:
Foreign Exposure Risk. Although the Fund invests in securities of companies listed on U.S. securities exchanges, the international operations of those companies may create exposure to foreign markets where such companies operate. The international operations of many semiconductor companies expose them to risks associated with political, social or economic events in other countries or regions, which may include instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, tariffs and trade disputes, competition from subsidized foreign competitors with lower production costs and other risks inherent to international business.

Please retain this Supplement for future reference.
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